UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 18, 2017

PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

0-18059	04-2866152
(Commission File Number)	(IRS Employer Identification No.)

140 Kendrick Street Needham, Massachusetts	02494-2714
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.
Results of Operations and Financial Condition.

On January 18, 2017, PTC Inc. announced its financial results for its first quarter ended December 31, 2016.  PTC also posted a copy of its supplemental prepared remarks about the completed quarter on the Investor Relations section of its website at www.ptc.com.  Copies of the press release and the prepared remarks are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01.
Financial Statements and Exhibits.

(d)           Exhibits.

99.1
PTC Inc. press release dated January 18, 2017.
99.2
Prepared remarks posted by PTC Inc. on January 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: January 18, 2017	By:	/s/Andrew Miller
Andrew Miller
Executive Vice President and Chief Financial Officer